DREYFUS PREMIER STATE MUNICIPAL BOND FUND
FLORIDA SERIES

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of the Florida Series (the "Fund") of Dreyfus Premier State Municipal Bond Fund (the "Trust"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax, but the Fund normally invests in municipal bonds issued by the State of Florida. The Acquiring Fund has substantially more assets and a better performance record for the last five years than the Fund. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

          If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has a substantially similar investment objective and similar investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders. The Fund was designed, in part, to provide income exempt from the State of Florida's annual intangible personal property tax (the "Intangible Tax"). The State of Florida repealed the Intangible Tax, effective as of January 1, 2007. Thus, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. The Acquiring Fund's portfolio includes the municipal bonds of many states. Management of Dreyfus believes that the reorganization should enable Fund shareholders to benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management. In addition, the reorganization will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Accordingly, management recommended to the Trust's Board that the Fund be consolidated with the Acquiring Fund.

           After careful review, the Trust's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record for the last five years than the Fund, and a comparable overall performance record. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

          Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

          To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

Sincerely, J. David Officer President

September 14, 2007

TRANSFER OF THE ASSETS OF
THE FLORIDA SERIES OF
DREYFUS PREMIER STATE MUNICIPAL BOND FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS PREMIER MUNICIPAL BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS PREMIER STATE MUNICIPAL BOND FUND FLORIDA SERIES INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about November 27, 2007 (the "Closing Date"), and will no longer be a shareholder of the Florida Series (the "Fund") of Dreyfus Premier State Municipal Bond Fund (the "Trust"). You will receive Class A, Class B or Class C shares of the Acquiring Fund corresponding to your Class A, Class B or Class C shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of the Trust.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that also is managed by Dreyfus. The Fund was designed, in part, to provide income exempt from the State of Florida's annual intangible personal property tax (the "Intangible Tax") and, as a result, invests substantially all of its assets in municipal bonds issued by the State of Florida. Since the State of Florida repealed the Intangible Tax, effective as of January 1, 2007, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. By combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management. In addition, the Acquiring Fund's performance record for the last five years was better than, and its overall performance record was comparable to, that of the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have a substantially similar investment objective and similar investment management policies. The Acquiring Fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund seeks to maximize current income exempt from federal income tax, without undue risk. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. Each fund invests at least 70% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus, and may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus. The Fund is required to normally invest at least 80% of its assets in municipal bonds issued by the State of Florida. The Acquiring Fund may, but is not required by its investment management policies to, purchase municipal bonds issued by the State of Florida. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because Florida does not impose a personal income tax and the Intangible Tax was repealed, the tax exempt characteristics of the funds' portfolios are not significantly different for purposes of seeking to achieve the respective fund's investment objective. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution may be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. If you hold Class A shares, you also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

The Fund and the Acquiring Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the respective fund's average daily net assets. Each class of shares of the Acquiring Fund had a lower total expense ratio (excluding interest expense) than the corresponding class of shares of the Fund as of April 30, 2007.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of each fund as a result of the reorganization, expenses relating to the proposed reorganization will be split proportionately between the funds, based on the net assets of each fund.

HOW DOES THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND I VOTE?

The Trust's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has a substantially similar investment objective and similar investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record for the last five years than the Fund, and a comparable overall performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Trust's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card;
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the funds money because the funds would not have to pay for return-mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
FLORIDA SERIES

_________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

_________________

To the Shareholders:

          A Special Meeting of Shareholders of the Florida Series (the "Fund") of Dreyfus Premier State Municipal Bond Fund (the "Trust") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Monday, November 12, 2007, at 11:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class B and Class C shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A, Class B and Class C shareholders, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on September 7, 2007 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
September 14, 2007

                                                                                                WE NEED YOUR PROXY VOTE

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

THE FLORIDA SERIES OF
DREYFUS PREMIER STATE MUNICIPAL BOND FUND

To and in Exchange for Class A, B and C Shares of

DREYFUS PREMIER MUNICIPAL BOND FUND

_________________

PROSPECTUS/PROXY STATEMENT
September 14, 2007

_________________

Special Meeting of Shareholders
To Be Held on Monday, November 12, 2007

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Premier State Municipal Bond Fund (the "Trust"), on behalf of the Florida Series (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Monday, November 12, 2007, at 11:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on September 7, 2007 are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class B or Class C shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class B or Class C Fund shares, respectively, as of the date of the Reorganization.

          This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated September 14, 2007 , relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

          The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have a substantially similar investment objective and similar investment management policies. The Fund and the Acquiring Fund each normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal income tax, but the Fund is required to normally invest at least 80% of its assets in municipal bonds considered to be Florida municipal bonds. A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund's Prospectus dated September 1, 2007 and Annual Report for its fiscal year ended April 30, 2007 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus and its Annual Report for the fiscal year ended April 30, 2007, please call your financial adviser, call 1-800-554-4611, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A, Class B and Class C shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

          As of August 7, 2007, the following numbers of Fund shares were issued and outstanding:

Class A Shares Outstanding	Class B Shares Outstanding	Class C Shares Outstanding
5,098,112	318,990	206,268

         Proxy materials will be mailed to shareholders of record on or about September 19, 2007.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	4 13 14 17 17 21 21 22 A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Trust's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Class A, Class B and Class C Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A, Class B and Class C shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

          As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class B or Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

          The Trust's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has a substantially similar investment objective and similar investment management policies as the Fund. The Acquiring Fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Fund seeks to maximize current income exempt from federal income tax, without undue risk. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

          The Fund was designed, in part, to provide income exempt from the State of Florida's Intangible Tax, which was repealed effective as of January 1, 2007. As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in municipal bonds of the State of Florida, its political subdivisions, authorities and corporations. To the extent acceptable Florida municipal bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other municipal bonds. The Acquiring Fund may, but is not required by its investment management policies to, purchase Florida municipal bonds. The primary portfolio managers of the Fund and the Acquiring Fund and management believe that, because Florida does not impose a personal income tax and the Intangible Tax was repealed, the tax exempt characteristics of the funds' portfolios are not significantly different for purposes of seeking to achieve the respective fund's investment objective.

          Each of the Fund and the Acquiring Fund invests at least 70% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus. For additional yield, each of the Fund and the Acquiring Fund may invest up to 30% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by Dreyfus.

          The dollar-weighted average maturity of each fund's portfolio normally exceeds ten years, but each fund may invest without regard to maturity.

           Although each fund seeks to provide income exempt from federal income tax, interest from some fund holdings may be subject to the federal alternative minimum tax. In addition, each fund temporarily may invest in taxable bonds.

          For each fund, the portfolio managers may buy and sell municipal bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio managers may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio managers for each fund focus on municipal bonds with the potential to offer attractive current income, typically looking for municipal bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of each fund's assets may be allocated to "discount" bonds, which are municipal bonds that sell at a price below their face value, or to "premium" bonds, which are municipal bonds that sell at a price above their face value. The allocation to either discount municipal bonds or to premium municipal bonds will change along with the portfolio managers' changing views of the current interest rate and market environment. The portfolio managers also may look to select municipal bonds that are most likely to obtain attractive prices when sold.

          The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each of the Fund and the Acquiring Fund also may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates ("inverse floaters") and may make forward commitments in which the relevant fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

          Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

          The Acquiring Fund is diversified, which means that with respect to 75% of its total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer. The Fund is not diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

          For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" and "Description of the Fund and Series" in the Statement of Additional Information of the Acquiring Fund and the Fund, respectively.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the relevant fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the Fund's or the Acquiring Fund's share price. Although the Acquiring Fund and the Fund invest primarily in municipal bonds rated investment grade, each fund may invest to a limited extent in high yield bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	State-specific risk. (Fund only) The Fund is subject to the risk that Florida's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the Fund more sensitive to risks specific to the state and may magnify other risks.

•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•	Leveraging risk. The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions and investing in inverse floaters, may cause taxable income and may magnify the fund's gains or losses.

•	Derivatives risk. Each fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Non-diversification risk. (Fund only) The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

          The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

          Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

          See "Main Risks" in the relevant Prospectus and "Description of the Fund" and "Description of the Fund and Series" in the Statement of Additional Information of the Acquiring Fund and the Fund, respectively, for a more complete description of investment risks.

           Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The maximum sales charge imposed on the purchase of Class A shares of the Fund and the Acquiring Fund is 4.50%. In addition, Fund and Acquiring Fund Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase are subject to the same 1.00% CDSC. The CDSCs imposed at the time of redemption on Class B and Class C shares for the Fund and the Acquiring Fund are identical. See in the relevant Prospectus "Shareholder Guide" for a discussion of sales charges and the CDSC. No sales charge or CDSC will be imposed at the time of the Reorganization. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of April 30, 2007. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of April 30, 2007, as adjusted showing the effect of the Reorganization had it occurred on such date (including estimated costs of the Reorganization totaling $60,000). Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the respective fund's average daily net assets. Each class of shares of the Acquiring Fund had a lower total expense ratio (excluding interest expense) than the corresponding class of shares of the Fund based on expenses of the funds as of April 30, 2007. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund Class A	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	.55%	.55%	.55%
Rule 12b-1 fee	none	none	none
Shareholder services fee	.25%	.25%	.25%
Other expenses	.17%	.10%	.10%
Interest expense*	none	.26%	.23%
Total	.97%	1.16%	1.13%

	Fund Class B	Acquiring Fund Class B	Pro Forma After Reorganization Acquiring Fund Class B
Management fees	.55%	.55%	.55%
Rule 12b-1 fee	.50%	.50%	.50%
Shareholder services fee	.25%	.25%	.25%
Other expenses	.17%	.12%	.11%
Interest expense*	none	.26%	.23%
Total	1.47%	1.68%	1.64%

	Fund Class C	Acquiring Fund Class C	Pro Forma After Reorganization Acquiring Fund Class C
Management fees	.55%	.55%	.55%
Rule 12b-1 fee	.75%	.75%	.75%
Shareholder services fee	.25%	.25%	.25%
Other expenses	.16%	.09%	.09%
Interest expense*	none	.26%	.23%
Total	1.71%	1.90%	1.87%

_________________

*   "Interest expense" represents for accounting purposes interest expense associated with the Acquiring Fund's investment in inverse floaters. Not shown in the table is the additional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

                                                                                         Pro Forma
                                                                                    After Reorganization
                               Fund                     Acquiring Fund                 Acquiring Fund
           ----------------------------------------------------------------------------------------------
           Class A  Class B     Class C    Class A     Class B     Class C  Class A    Class B    Class C
           Shares   Shares*     Shares*    Shares*     Shares*     Shares   Shares*    Shares*    Shares*
           ------   ------      ------     ------      ------      ------   ------     ------     ------

1 Year     $545      $550/      $274/      $563        $571/       $293/     $560      $567/      $290/
                     $150       $174                   $171        $193                $167       $190

3 Years    $745      $765/      $539/      $802        $830/       $597/     $793      $817/      $588/
                     $465       $539                   $530        $597                $517       $588

5 Years    $962      $1,003/    $928/      $1,060      $1,113/     $1,026/   $1,044    $1,092/    $1,011/
                     $803       $928                   $913        $1,026              $892       $1,011

10 Years   $1,586    $1,498**/  $2,019/    $1,796      $1,723**/   $2,222/   $1,763    $1,684**/  $2,190/
                     $1,498**   $2,019                 $1,723**    $2,222              $1,684**   $2,190

_________________

*	With redemption/without redemption.
**	Assumes conversion of Class B to Class A at end of sixth year following the date of purchase.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar charts for the Acquiring Fund and the Fund show the changes in the performance of the respective fund's Class A shares from year to year. Sales loads are not reflected in the charts; if they were, the returns shown for Class A shares of the Acquiring Fund and the Fund would have been lower. The tables for the Acquiring Fund and the Fund compare the average annual total returns of each of the respective fund's share classes to those of the Lehman Brothers Municipal Bond Index, a widely recognized, unmanaged index of long-term municipal bond performance. These returns include applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results. With respect to each fund, performance for each share class will vary from the performance of the respective fund's other share classes due to differences in charges and expenses.

           After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of the respective fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+9.59	+4.48	-5.82	+8.28	+3.08	+7.18	+4.83	+4.75	+3.70	+5.52

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter: Worst Quarter:	Q3 '04 Q2 '04	+4.04% -2.36%

The year-to-date total return of the Acquiring Fund's Class A shares as of 6/30/07 was -0.09%.

Acquiring Fund Shares
Average annual total returns as of 12/31/06

Share class/ Inception date	1 Year	5 Years	10 Years
Class A (11/26/86)	0.80%	4.22%	4.00%
returns before taxes
Class A
returns after taxes
on distributions	0.80%	4.22%	3.93%
Class A
returns after taxes
on distributions and
sale of fund shares	2.02%	4.28%	4.07%
Class B (1/15/93)
returns before taxes	0.98%	4.34%	4.16%
Class C (7/13/95)
returns before taxes	3.74%	4.42%	3.70%
Lehman Brothers Municipal Bond Index
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

________________
*   Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

Fund-- Class A Shares
Year-by-year total returns as of 12/31 each year (%)

+4.88	+5.59	-4.71	+12.18	+5.05	+8.66	+4.73	+3.76	+2.96	+4.35

'97	'98	'99	'00	'01	'02	'03	'04	'05	'06

Best Quarter: Worst Quarter:	Q4 '00 Q3 '99	+5.39% -2.51%

The year-to-date total return of the Fund's Class A shares as of 6/30/07 was 0.23%.

Fund Shares
Average annual total returns as of 12/31/06

Share class/ Inception date	1 Year	5 Years	10 Years
Class A (5/28/87	-0.34%	3.91%	4.18%
returns before taxes
Class A
returns after taxes
on distributions	-0.34%	3.91%	4.10%
Class A
returns after taxes
on distributions and
sale of fund shares	1.13%	3.95%	4.15%
Class B (1/15/93)
returns before taxes	-0.24%	4.00%	4.36%*
Class C (8/15/95)
returns before taxes	2.51%	4.09%	3.87%
Lehman Brothers
Municipal Bond Index**
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%

__________________

*	Assumes conversion of Class B shares to Class A shares at end of the sixth year following the date of purchase.
**	Unlike the Fund, the Index is not composed of bonds of a single state.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $201 billion in approximately 180 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. The company is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. It has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

           Primary Portfolio Managers. The Acquiring Fund's primary portfolio managers are W. Michael Petty and James Welch. Mr. Petty has been a primary portfolio manager of the Acquiring Fund since October 2004 and has been employed by Dreyfus since June 1997. Mr. Welch has been a primary portfolio manager of the Acquiring Fund since November 2001 and has been a portfolio manager at Dreyfus since October 2001. Douglas J. Gaylor has been the Fund's primary portfolio manager since August 1999 and has been employed by Dreyfus since January 1996.

           Board Members. The Acquiring Fund and the Trust have the same Board members. None of the Board members of the Acquiring Fund or the Trust is an "interested person" (as defined in the 1940 Act) of the Acquiring Fund or the Fund ("Independent Board Members").

           Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization. The Fund has classified its shares into three classes — Class A, Class B and Class C — and the Acquiring Fund has classified its shares into four classes – Class A, Class B, Class C and Class Z. There will be no exchange of Class Z shares of the Acquiring Fund. The following table sets forth as of April 30, 2007 (1) the capitalization of each class of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class A, Class B and Class C shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class B and Class C shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments*	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$ 74,780,246	$256,046,853	$(54,600)	$330,772,499
Net asset value per share	$14.24	$13.10		$13.10
Shares outstanding	5,250,967	19,542,639	456,203	25,249,809

	Fund Class B	Acquiring Fund Class B	Adjustments*	Pro Forma After Reorganization Acquiring Fund Class B
Total net assets	$ 5,411,534	$11,799,091	$(3,000)	$17,213,625
Net asset value per share	$14.24	$13.11		$13.11
Shares outstanding	380,106	900,098	32,811	1,313,015

	Fund Class C	Acquiring Fund Class C	Adjustments*	Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$ 3,098,310	$10,274,421	$(2,400)	$13,375,131
Net asset value per share	$14.24	$13.12		$13.12
Shares outstanding	217,576	782,998	18,872	1,019,446

_____________
* Reflects the pro rata allocation of the estimated costs of the Reorganization between the Fund and the Acquiring Fund.

           The Acquiring Fund's and the Fund's total net assets (attributable to Class A, Class B, Class C, and for the Acquiring Fund, Class Z shares) as of April 30, 2007 were approximately $584.8 million and $83.3 million, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. See "Shareholder Guide – Buying shares," "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Distribution Plan. Class B and Class C shares of the Fund and the Acquiring Fund are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund each pay MBSC Securities Corporation (formerly, Dreyfus Service Corporation), their distributor, a fee at an annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares (there is no Rule 12b-1 Plan fee for Class A shares) to finance the sale and distribution of such shares. Because the Rule 12b-1 Plan fee is paid out of the assets attributable to the relevant class of shares on an ongoing basis, over time it will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges. See "Distribution Plan and Shareholder Services Plan — Distribution Plan" in the relevant Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

           Shareholder Services Plan. Class A, Class B and Class C shares of the Fund and the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC Securities Corporation, their distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A, Class B and Class C shares for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Shareholder Guide – Selling shares" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

           After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies or that would otherwise benefit fund shareholders, management recommended that the Fund be consolidated with the Acquiring Fund. The Fund was designed, in part, to provide income exempt from the State of Florida's Intangible Tax. The State of Florida repealed the Intangible Tax, effective as of January 1, 2007. Thus, there is no longer a state-specific tax advantage to limiting the Fund's investments to Florida municipal bonds. The Acquiring Fund's portfolio includes the municipal bonds of many states. The Board members of the Trust and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Trust's Board believes that the Reorganization will permit Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that has a more diverse investment portfolio and a better performance record for the last five years than the Fund, and a comparable overall performance record, without diluting such shareholders' interests. As of April 30, 2007, the Fund had net assets of approximately $83.3 million and the Acquiring Fund had net assets of approximately $584.8 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from the more diverse state municipal bond investments of the Acquiring Fund and from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

          The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

          In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization.

          For the reasons described above, the Boards of the Trust and the Acquiring Fund, each of which is composed entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities on November 27, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A, Class B and Class C shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the corresponding class of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

          On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

          As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A, Class B and Class C shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class A, Class B and Class C shares, respectively, received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will be cancelled and Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

          The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Fund.

          The total expenses of the Reorganization are expected to be approximately $60,000, which will be borne by the Fund and the Acquiring Fund pro rata based on the aggregate net assets of each fund. In addition to use of the mails, proxies may be solicited personally or by telephone, and the funds may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board. The cost of any such outside solicitation firm is estimated to be approximately $6,000, which amount is included in the estimated total expenses of the Reorganization listed above.

          If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class B and Class C shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class B and Class C shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class B and Class C shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A, Class B and Class C shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class B and Class C shares for Acquiring Fund Class A, Class B and Class C shares, respectively, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class B and Class C shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

          As of the Fund's fiscal year ended April 30, 2007, the Fund has an unused capital loss carryforward of $262,145. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

Required Vote and Board's Recommendation

          The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 33-07496). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-10238).

          The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

          If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

          As of August 7, 2007, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

Class A

Citigroup Global Markets, Inc. Mutual Fund Processing Dept. 333 West 34th Street 3rd Floor New York, NY 10001	15.838%	3.2392%

National Financial Services 82 Devonshire Street Boston, MA 02109	11.0498%	2.2599%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	7.8461%	1.6047%

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive 2nd Floor Jacksonville, FL 32246	6.2559%	1.2795%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.0414%	1.0311%

Class B

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive 2nd Floor Jacksonville, FL 32246	23.0976%	6.9272%

Citigroup Global Markets, Inc. Mutual Fund Processing Dept. 333 West 34th Street 3rd Floor New York, NY 10001	19.2374%	5.7695%

National Financial Services 82 Devonshire Street Boston, MA 02109	8.3179%	2.4946%

RBC Dain Rauscher 8 Ranger Lane West Hartford, CT 06117	8.3135%	2.4933%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.0882%	1.5259%

Class C

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	40.8186%	8.2620%

Vida M. Tumasonis Trustee Vida M. Tumasonis Trust 4450 Gulf Blvd. St. Petersburg Beach, FL 33706	5.5417%	1.1217%

Morgan Stanley & Co. Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	5.0290%	1.0179%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	5.0213%	1.1016%

           As of August 7, 2007, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of outstanding voting shares of the Acquiring Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

Class A

National Financial Services 82 Devonshire Street Boston, MA 02109	12.2777%	9.5215%

Citigroup Global Markets, Inc. Mutual Fund Processing Dept. 333 West 34th Street 3rd Floor New York, NY 10001	6.0398%	4.6839%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.3251%	4.1297%

Class B

National Financial Services 82 Devonshire Street Boston, MA 02109	16.0969%	10.7994%

Citigroup Global Markets, Inc. Mutual Fund Processing Dept. 333 West 34th Street 3rd Floor New York, NY 10001	8.8685%	5.9499%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	8.4805%	5.6896%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7.9517%	5.3348%

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive 2nd Floor Jacksonville, FL 32246	7.2579%	4.8693%

Class C

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	26.9596%	20.9751%

Merrill Lynch, Pierce, Fenner & Smith 4800 Deer Lake Drive 3rd Floor Jacksonville, FL 32246	16.8238%	13.0893%

Wells Fargo Investments LLC 608 Second Avenue South Minneapolis, MN 55479	10.5784%	8.2302%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.2605%	7.9829%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.3180%	4.9155%

          A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

          As of August 7, 2007, Board members and officers of the Trust and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for its fiscal year ended April 30, 2007 and the audited financial statements of the Acquiring Fund for its fiscal year ended April 30, 2007 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

          The Trust's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of July 24, 2007 (the "Agreement"), between DREYFUS PREMIER STATE MUNICIPAL BOND FUND (the "Trust"), a Massachusetts business trust, on behalf of the FLORIDA SERIES (the "Fund"), and DREYFUS PREMIER MUNICIPAL BOND FUND, a Massachusetts business trust (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class B and Class C shares ("Acquiring Fund Shares") of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is an open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

           WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

           1.     THE REORGANIZATION.

           1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

           1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

           1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

           1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's Class A, Class B and Class C shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

           1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

           1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

           1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

           2.     VALUATION.

           2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended (the "Acquiring Fund's Declaration of Trust"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

           2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

           2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

           3.     CLOSING AND CLOSING DATE.

           3.1     The Closing Date shall be November 27, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

           3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

           3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

           3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

           4.     REPRESENTATIONS AND WARRANTIES.

           4.1     The Trust, on behalf of the Fund, represents and warrants to the Acquiring Fund as follows:

                (a)      The Fund is a duly established series of the Trust, a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

               (b)      The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

               (c)      The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d)      The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust, as amended (the "Trust's Declaration of Trust"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

               (e)      The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (f)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (g)      The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended April 30, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

               (h)      Since April 30, 2007, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

               (i)      At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (j)      For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (k)      All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

               (l)      On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (m)     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (n)      The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

           4.2     The Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

               (a)      The Acquiring Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

               (b)      The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

               (c)      The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d)      The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Declaration of Trust or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

               (e)      No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f)      The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended April 30, 2007 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

               (g)      Since April 30, 2007, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

               (h)      At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i)      For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                (j)      All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                (k)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                (l)      The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                (m)      No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                (n)      The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

           5.     COVENANTS OF THE ACQUIRING FUND AND THE TRUST ON BEHALF OF THE FUND.

           5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

           5.2     The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

           5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

           5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

           5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

           5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

           5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

           6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

           The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           6.1     All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

           6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

           7.1     All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

           7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

           8.     FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

           If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

           8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Declaration of Trust and the 1940 Act.

           8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

           8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

           8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

           8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                (a)      The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

           9.     TERMINATION OF AGREEMENT; EXPENSES.

           9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

           9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

           9.3     The Fund and the Acquiring Fund shall bear the aggregate expenses of the transactions contemplated hereby in proportion to their respective net assets.

           10.     WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

           11.     MISCELLANEOUS.

           11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

           11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

           11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

           11.4     This Agreement may be amended only by a signed writing between the parties.

           11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

           11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Trust's Declaration of Trust or the Acquiring Fund's Declaration of Trust, respectively; a copy of each of the Trust's and the Acquiring Fund's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's and Acquiring Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

          IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND on behalf of the FLORIDA SERIES By: J. David Officer, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

DREYFUS PREMIER MUNICIPAL BOND FUND By: J. David Officer, President

ATTEST: Jeff Prusnofsky, Assistant Secretary

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
FLORIDA SERIES

          The undersigned shareholder of the Florida Series (the "Fund") of Dreyfus Premier State Municipal Bond Fund (the "Trust") hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on September 7, 2007, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 11:00 a.m., on Monday, November 12, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

           3.      TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.

           4.     INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

           5.     MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

______________________________
Signature(s)          (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"), in exchange for Class A, Class B and Class C shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund as a series of the Trust.

FOR /__/	AGAINST /__/	ABSTAIN /__/

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

September 14, 2007

Acquisition of the Assets of

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
FLORIDA SERIES

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

By and in Exchange for Class A, Class B and Class C Shares of

DREYFUS PREMIER MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 14, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of the Florida Series (the "Fund") of Dreyfus Premier State Municipal Bond Fund (the "Trust") in exchange for Class A, Class B and Class C shares of Dreyfus Premier Municipal Bond Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated September 1, 2007.

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2007.

3.	The Fund's Annual Report for the fiscal year ended April 30, 2007.

4.	Pro forma financials for the combined Fund and Acquiring Fund as of April 30, 2007.

          The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated September 14, 2007 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

          The Acquiring Fund's Statement of Additional Information dated September 1, 2007 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, to be filed on or about August 28, 2007 (File No. 33-07496). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated April 30, 2007, filed June 29, 2007.

          The Fund's Statement of Additional Information dated September 1, 2007 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A, to be filed on or about August 28, 2007 (File No. 33-10238). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated April 30, 2007, filed June 29, 2007.

Pro Forma STATEMENT OF INVESTMENTS
Dreyfus Premier Municipal Bond Fund
April 30, 2007 (Unaudited)

                                                                         Principal Amount ($)                                    Value ($)
                                                          -----------------------------------------------  ----------------------------------------------
                                                              Dreyfus        Dreyfus Premier                 Dreyfus          Dreyfus Premier
                                                              Premier        State Municipal  Pro Forma      Premier          State Municipal   Pro Forma
                                                              Municipal        Bond Fund      Combined      Municipal           Bond Fund        Combined
                                                              Bond Fund      Florida Series    (*)          Bond Fund         Florida Series      (*)

Long-Term Municipal                    Coupon       Maturity
Investments--99.9%                     Rate (%)      Date
---------------------------------------------------------------------------------------------------------------------------------------------------------
Alabama--1.1%
Jefferson County,
       Sewer Revenue (Capital
       Improvement Warrants)
       (Insured; FGIC)                   5.13        2/1/09   4,000,000 a                     4,000,000      4,136,280                            4,136,280
University of Alabama,
       HR (Insured; MBIA)                5.75        9/1/10   3,000,000 a                     3,000,000      3,219,210                            3,219,210
Arizona--.6%
Arizona Health Facilities
       Authority, Health Care
       Facilities Revenue (The
       Beatitudes Campus Project)        5.20       10/1/37   4,000,000                       4,000,000      4,034,200                            4,034,200
Arkansas--.7%
Lake Hamilton School District
       Number 005, GO Limited Tax
       Capital Improvement (Insured;
       AMBAC)                            5.50        4/1/29   4,600,000                       4,600,000      4,667,758                            4,667,758
California--10.2%
California,
       GO                                5.63        5/1/10   2,530,000 a                     2,530,000      2,696,929                            2,696,929
California,
       GO (Various Purpose)              5.25       11/1/27   5,000,000                       5,000,000      5,356,250                            5,356,250
California Department of Water
       Resources, Power Supply Revenue   6.00        5/1/12   6,000,000 a                     6,000,000      6,705,540                            6,705,540
California Educational Facilities
       Authority, Revenue (University
       of Southern California)           5.00       10/1/33   5,000,000                       5,000,000      5,218,200                            5,218,200
California Health Facilities
       Financing Authority, Revenue
       (Sutter Health)                   5.25      11/15/46  11,300,000                      11,300,000     11,945,004                           11,945,004
California Pollution Control
       Financing Authority, PCR          5.90        6/1/14  12,710,000 b,c                  12,710,000     14,393,694                           14,393,694
Golden State Tobacco
       Securitization Corporation,
       Tobacco Settlement
       Asset-Backed Bonds                7.88        6/1/13   2,170,000 a                     2,170,000      2,648,333                            2,648,333
Golden State Tobacco
       Securitization Corporation,
       Tobacco Settlement
       Asset-Backed Bonds                7.90        6/1/13   1,920,000 a                     1,920,000      2,345,587                            2,345,587
Golden State Tobacco
       Securitization Corporation,
       Tobacco Settlement
       Asset-Backed Bonds                5.75        6/1/47  10,840,000                      10,840,000     11,605,954                           11,605,954
Lincoln, Community Facilities
       District Number 2003-1,
       Special Tax Bonds (Lincoln
       Crossing Project)                 6.00        9/1/34   3,185,000                       3,185,000      3,314,884                            3,314,884
Port of Oakland,
       Revenue (Insured; FGIC)           5.50       11/1/20   4,085,000                       4,085,000      4,371,440                            4,371,440
Colorado--4.5%
Broomfield City and County,
       COP (Open Space, Park and
       Recreation Facilities Lease
       Purchase Agreement) (Insured;
       AMBAC)                            5.50       12/1/20   1,000,000                       1,000,000      1,057,660                            1,057,660
Colorado Educational and Cultural
       Facilities Authority, LR
       (Community Colleges of
       Colorado System Headquarters
       Project) (Insured; AMBAC)         5.50       12/1/21   1,100,000                       1,100,000      1,180,619                            1,180,619
Colorado Housing Finance Authority
       (Single Family Program)
       (Collateralized; FHA)             7.15       10/1/30      55,000                          55,000         55,818                               55,818
Colorado Housing Finance Authority
       (Single Family Program)
       (Collateralized; FHA)             6.60        8/1/32   3,010,000                       3,010,000      3,171,998                            3,171,998
Denver City and County,
       Airport Revenue (Insured;
       AMBAC)                            6.00      11/15/17   5,000,000                       5,000,000      5,324,550                            5,324,550
E-470 Public Highway Authority,
       Revenue (Insured; MBIA)           5.75        9/1/10   5,500,000 a                     5,500,000      5,941,485                            5,941,485
Northwest Parkway Public Highway
       Authority, Revenue                7.13       6/15/41   8,250,000                       8,250,000      8,876,340                            8,876,340
Northwest Parkway Public Highway
       Authority, Revenue (Insured;
       AMBAC)                            0.00       6/15/27   6,125,000                       6,125,000      1,945,606                            1,945,606
University of Colorado Hospital
       Authority, Revenue                5.25      11/15/39   3,810,000                       3,810,000      3,955,733                            3,955,733
Connecticut--4.3%
Connecticut                              5.75       6/15/11   8,000,000 b,c                   8,000,000       8,483,080                           8,483,080
Connecticut                              5.50      12/15/15   7,400,000 b,c                   7,400,000       8,337,765                           8,337,765
Connecticut Health and Educational
       Facilities Authority, Revenue
       (University of Hartford Issue)
       (Insured; Radian)                 5.63       7/1/26    4,345,000                       4,345,000      4,707,981                            4,707,981
Mashantucket Western Pequot Tribe,
       Special Revenue                   5.75       9/1/27    8,000,000 b                     8,000,000      8,185,600                            8,185,600
Florida--12.7%
Brevard County School Board,
       COP (Insured; FGIC)               5.00       7/1/25                  2,000,000         2,000,000                        2,103,200          2,103,200
Broward County Housing Finance
       Authority, MFHR (Emerald Palms
       Apartments Project)               5.60       7/1/21                  1,990,000         1,990,000                        2,047,571          2,047,571
Broward County Housing Finance
       Authority, MFHR (Pembroke
       Villas Project) (Insured; FSA)    5.55       1/1/23                  1,000,000         1,000,000                        1,026,630          1,026,630
Broward County School Board,
       COP (Insured; FSA)                5.00       7/1/21                  1,250,000         1,250,000                        1,306,600          1,306,600
Broward County School Board,
       COP (Insured; MBIA)               5.25       7/1/18                  1,855,000         1,855,000                        1,996,833          1,996,833
Capital Projects Finance
       Authority, Revenue (Airports
       Project) (Insured; MBIA)          5.25       6/1/14                  1,485,000         1,485,000                        1,575,912          1,575,912
Capital Projects Finance
       Authority, Revenue (Airports
       Project) (Insured; MBIA)          5.00       6/1/20                  1,465,000         1,465,000                        1,521,183          1,521,183
Capital Projects Finance
       Authority, Student Housing
       Revenue (Capital Projects Loan
       Program) (Insured; MBIA)          5.50       10/1/17                 2,520,000         2,520,000                        2,688,739          2,688,739
Davie,
       Water and Sewer Revenue
       (Insured; AMBAC)                  5.25       10/1/18                   475,000           475,000                          513,190            513,190
Escambia County Housing Finance
       Authority, SFMR (Multi-County
       Program) (Collateralized: FNMA
       and GNMA)                         5.50       10/1/21                 1,845,000         1,845,000                        1,895,737          1,895,737
Florida Board of Education,
       Lottery Revenue (Insured; FGIC)   5.00        7/1/20                 1,480,000         1,480,000                        1,560,172          1,560,172
Florida Department of Children and
       Family Services, COP (South
       Florida Evaluation Treatment
       Center Project)                   5.00       10/1/21                 1,600,000         1,600,000                        1,690,512          1,690,512
Florida Housing Finance Agency,
       Housing Revenue (Brittany of
       Rosemont Apartments Project)
       (Insured; AMBAC)                  7.00        2/1/35                 6,000,000         6,000,000                        6,008,340          6,008,340
Florida Intergovernmental Finance
       Commission, Capital Revenue
       (Insured; AMBAC)                  5.00        2/1/18                 1,000,000         1,000,000                        1,041,370          1,041,370
Florida Intergovernmental Finance
       Commission, Capital Revenue
       (Insured; AMBAC)                  5.13        2/1/31                 1,500,000         1,500,000                        1,558,170          1,558,170
Highlands County Health Facilities
       Authority, HR (Adventist
       Health System/Sunbelt
       Obligated Group)                  6.00      11/15/11   2,500,000 a                     2,500,000      2,753,425                            2,753,425
Highlands County Health Facilities
       Authority, HR (Adventist
       Health System/Sunbelt
       Obligated Group)                  5.25      11/15/36   5,000,000                       5,000,000      5,240,750                            5,240,750
Jacksonville,
       Excise Taxes Revenue (Insured;
       AMBAC)                            5.38       10/1/19                 3,450,000         3,450,000                        3,718,134          3,718,134
Jacksonville,
       Guaranteed Entitlement Revenue
       (Insured; FGIC)                   5.38       10/1/20                 3,000,000         3,000,000                        3,233,160          3,233,160
Lee County,
       Transportation Facilities
       Revenue (Sanibel Bridges and
       Causeway Project) (Insured;
       CIFG)                             5.00       10/1/25                 2,845,000         2,845,000                        3,003,893          3,003,893
Lee County Housing Finance
       Authority, SFMR
       (Collateralized: FHLMC, FNMA
       and GNMA)                         6.30        3/1/29                   125,000           125,000                          126,285            126,285
Manatee County Housing Finance
       Authority, Mortgage Revenue
       (Collateralized; GNMA)            5.85       11/1/33                 1,530,000         1,530,000                        1,614,104          1,614,104
Miami-Dade County,
       Aviation Revenue, Miami
       International Airport (Hub of
       the Americas) (Insured; XLCA)     5.00       10/1/30                 2,000,000         2,000,000                        2,090,760          2,090,760
Miami-Dade County,
       Solid Waste System Revenue
       (Insured; FSA)                    5.50       10/1/17                 2,595,000         2,595,000                        2,770,993          2,770,993
Miami-Dade County Housing Finance
       Authority, MFMR (Country Club
       Villa II Project) (Insured;
       FSA)                              5.70        7/1/21                   400,000           400,000                          415,012            415,012
Miami-Dade County Housing Finance
       Authority, MFMR (Miami Stadium
       Apartments) (Insured; FSA)        5.40        8/1/21                 1,275,000         1,275,000                        1,313,645          1,313,645
Miami-Dade County School Board,
       COP (Miami-Dade County School
       Board Foundation, Inc.)
       (Insured; AMBAC)                  5.00       11/1/26                 1,000,000         1,000,000                        1,060,140          1,060,140
Orange County Housing Finance
       Authority, MFHR (Palm Grove
       Gardens) (Collateralized; FNMA)   5.15        1/1/23                 1,175,000         1,175,000                        1,221,166          1,221,166
Orange County Housing Finance
       Authority, MFHR (Seminole
       Pointe Apartments)                5.75       12/1/23                 2,840,000         2,840,000                        2,957,235          2,957,235
Osceola County Industrial
       Development Authority, Revenue
       (Community Provider Pooled
       Loan Program)                     7.75        7/1/17                 1,046,000         1,046,000                        1,047,140          1,047,140
Palm Bay,
       Educational Facilities Revenue
       (Patriot Charter School
       Project)                          7.00        7/1/36                 1,715,000         1,715,000                        1,896,070          1,896,070
Palm Bay,
       Utility Revenue (Palm Bay
       Utility Corporation Project)
       (Insured; MBIA)                   5.00       10/1/19                   500,000           500,000                          532,560            532,560
Palm Bay,
       Utility System Improvement
       Revenue (Insured; FGIC)           0.00       10/1/20                 1,845,000         1,845,000                        1,007,056          1,007,056
Palm Beach County School Board,
       COP (Master Lease Purchase
       Agreement) (Insured; AMBAC)       5.00        8/1/17                 1,905,000         1,905,000                        2,022,767          2,022,767
Port Palm Beach District,
       Revenue (Insured; XLCA)           0.00        9/1/22                 1,000,000         1,000,000                          521,540            521,540
Port Palm Beach District,
       Revenue (Insured; XLCA)           0.00        9/1/23                 1,000,000         1,000,000                          497,480            497,480
Port Saint Lucie,
       Storm Water Utility Revenue
       (Insured; MBIA)                   5.00        5/1/23                 1,750,000         1,750,000                        1,830,255          1,830,255
Port Saint Lucie,
       Utility System Revenue
       (Insured; MBIA)                   0.00        9/1/33                 4,000,000         4,000,000                        1,171,400          1,171,400
Seminole Water Control District,
       Improvement Bonds (Unit of
       Development Number 2)             6.75        8/1/22                 1,745,000         1,745,000                        1,782,535          1,782,535
South Broward Hospital District,
       HR                                5.60        5/1/12                 4,000,000 a       4,000,000                        4,372,720          4,372,720
South Indian River Water Control
       District, Special Assessment
       Revenue Improvement (Unit of
       Development RI-13) (Insured;
       MBIA)                             5.00        8/1/21                 1,095,000         1,095,000                        1,172,362          1,172,362
South Indian River Water Control
       District, Special Assessment
       Revenue Improvement (Unit of
       Development RI-13) (Insured;
       MBIA)                             5.00        8/1/26                 1,000,000         1,000,000                        1,063,510          1,063,510
South Indian River Water Control
       District, Special Assessment
       Revenue Improvement (Unit of
       Development RI-13) (Insured;
       MBIA)                             5.00        8/1/31                   815,000           815,000                          863,550            863,550
Tampa,
       Utilities Tax Improvement
       Revenue (Insured; AMBAC)          0.00        4/1/17                 2,110,000         2,110,000                        1,413,194          1,413,194
Village Center Community
       Development District, Utility
       Revenue (Insured; MBIA)           5.25       10/1/23                 1,000,000         1,000,000                        1,076,700          1,076,700
Winter Garden Village at Fowler
       Groves Community Development
       District, Special Assessment      5.65        5/1/37                   770,000           770,000                          797,173            797,173
Winter Park,
       Water and Sewer Revenue
       (Insured; AMBAC)                  5.38       12/1/17                 1,645,000         1,645,000                        1,770,036          1,770,036
Winter Park,
       Water and Sewer Revenue
       (Insured; AMBAC)                  5.38       12/1/18                 1,730,000         1,730,000                        1,868,175          1,868,175
Winter Springs,
       Water and Sewer Revenue
       (Insured; MBIA)                   5.00        4/1/20                 1,585,000         1,585,000                        1,666,992          1,666,992
Georgia--1.4%
College Park Business and
       Industrial Development
       Authority, Revenue (Civic
       Center Project) (Insured;
       AMBAC)                            5.75        9/1/10   4,250,000 a                     4,250,000      4,593,952                            4,593,952
Georgia                                  5.25        7/1/10   5,000,000 a                     5,000,000      5,237,900                            5,237,900
Illinois--3.6%
Carol Stream,
       First Mortgage Revenue
       (Windsor Park Manor Project)      6.50       12/1/07     400,000                         400,000        405,268                              405,268
Chicago,
       SFMR (Collateralized: FHLMC,
       FNMA and GNMA)                    6.45        9/1/29   1,785,000                       1,785,000      1,800,922                            1,800,922
Chicago,
       SFMR (Collateralized: FHLMC,
       FNMA and GNMA)                    5.50       12/1/42   5,000,000                       5,000,000      5,483,200                            5,483,200
Chicago O'Hare International
       Airport, Special Facilities
       Revenue (American Airlines
       Inc. Project)                     8.20       12/1/24   4,000,000                       4,000,000      4,052,000                            4,052,000
Illinois Development Finance
       Authority, Revenue (Community
       Rehabilitation Providers
       Facilities Acquisition Program)   8.75        3/1/10      87,000                          87,000         87,739                               87,739
Illinois Development Finance
       Authority, Revenue (Community
       Rehabilitation Providers
       Facilities Acquisition Program)   8.25        8/1/12     216,484                         216,484         186,826                             186,826
Illinois Educational Facilities
       Authority, Revenue
       (Northwestern University)         5.00       12/1/38   7,500,000                       7,500,000      7,830,900                            7,830,900
Metropolitan Pier and Exposition
       Authority, Dedicated State Tax
       Revenue (McCormick Place
       Expansion Project) (Insured;
       MBIA)                             5.50       6/15/23   5,000,000                       5,000,000      5,387,400                            5,387,400
Kansas--1.2%
Sedgwick and Shawnee Counties,
       SFMR (Mortgage-Backed
       Securities Program)
       (Collateralized: FNMA and GNMA)   5.55        6/1/38   2,790,000                       2,790,000      2,993,670                            2,993,670
Wichita,
       HR (Via Christi Health System,
       Inc.)                             6.25      11/15/19   2,000,000                       2,000,000      2,184,880                            2,184,880
Wichita,
       HR (Via Christi Health System,
       Inc.)                             6.25      11/15/20   3,000,000                       3,000,000      3,277,320                            3,277,320
Kentucky--1.9%
Mount Sterling,
       LR (Kentucky League of Cities
       Funding Trust Program)            6.10        3/1/18   5,500,000                       5,500,000      6,405,520                            6,405,520
Pendleton County,
       Multi-County LR (Kentucky
       Association of Counties
       Leasing Trust Program)            6.40        3/1/19   6,000,000                       6,000,000      6,987,000                            6,987,000
Louisiana--.4%
Louisiana Housing Finance Agency,
       SFMR (Home Ownership Program)
       (Collateralized: FNMA and GNMA)   6.40       12/1/30   1,720,000                       1,720,000      1,746,144                            1,746,144
Saint James Parish,
       SWDR (Freeport-McMoRan
       Partnership Project)              7.70       10/1/22   1,000,000                       1,000,000      1,024,250                            1,024,250
Maryland--.3%
Maryland Energy Financing
       Administration, SWDR
       (Wheelabrator Water
       Technologies Baltimore LLC
       Projects)                         6.45       12/1/16   2,100,000                       2,100,000      2,145,444                            2,145,444
Massachusetts--1.6%
Massachusetts Development Finance
       Agency, Revenue (Simmons
       College Issue) (Insured; XLCA)    5.25       10/1/26   4,860,000                       4,860,000      5,460,793                            5,460,793
Massachusetts Industrial Finance
       Agency, Water Treatment
       Revenue
       (Massachusetts-American
       Hingham Project)                  6.95       12/1/35   2,450,000                       2,450,000      2,483,859                            2,483,859
Route 3 North Transportation
       Improvement Association, LR
       (Insured; MBIA)                   5.75       6/15/17   3,000,000                       3,000,000      3,178,860                            3,178,860
Michigan--5.5%
Dearborn Economic Development
       Corporation, HR (Oakwood
       Obligated Group) (Insured;
       FGIC)                             5.88      11/15/25   4,950,000                       4,950,000      5,006,430                            5,006,430
Detroit School District,
       School Building and Site
       Improvement Bonds (GO -
       Unlimited Tax) (Insured; FGIC)    5.00        5/1/28   5,000,000                       5,000,000      5,200,900                            5,200,900
Michigan Building Authority,
       Revenue (Residual Certificates)   5.50      10/15/17  10,000,000 b,c                  10,000,000     10,705,800                           10,705,800
Michigan Strategic Fund,
       SWDR (Genesee Power Station
       Project)                          7.50        1/1/21   7,725,000                       7,725,000      7,725,232                            7,725,232
Pontiac Tax Increment Finance
       Authority, Tax Increment
       Revenue (Development Area
       Number 3)                         6.25        6/1/22   3,250,000                       3,250,000      3,480,490                            3,480,490
Romulus Economic Development
       Corporation, Limited
       Obligation EDR (Romulus HIR
       Limited Partnership Project)
       (Insured; ITT Lyndon Property
       Insurance Company)                7.00       11/1/15   5,000,000                       5,000,000      6,019,350                            6,019,350
Minnesota--.9%
Chaska,
       Electric Revenue                  6.00       10/1/10   2,000,000 a                     2,000,000      2,147,400                            2,147,400
Minnesota Housing Finance Agency,
       Single Family Mortgage            5.95        1/1/17     475,000                         475,000        479,251                              479,251
Saint Paul Housing and
       Redevelopment Authority,
       Hospital Facility Revenue
       (HealthEast Project)              6.00      11/15/35   3,000,000                       3,000,000      3,312,570                            3,312,570
Mississippi--.3%
Mississippi Home Corporation,
       SFMR (Collateralized; GNMA)       6.95       12/1/31   1,970,000                       1,970,000      1,994,704                            1,994,704
Missouri--2.5%
Missouri Development Finance
       Board, Infrastructure
       Facilities Revenue (Branson
       Landing Project)                  5.38       12/1/27   2,470,000                       2,470,000      2,585,547                            2,585,547
Missouri Development Finance
       Board, Infrastructure
       Facilities Revenue (Branson
       Landing Project)                  5.00        6/1/35   2,500,000                       2,500,000      2,583,850                            2,583,850
Missouri Health and Educational
       Facilities Authority, Health
       Facilities Revenue (Saint
       Anthony's Medical Center)         6.13       12/1/10   4,000,000 a                     4,000,000      4,350,160                            4,350,160
Missouri Housing Development
       Commission, SFMR
       (Homeownership Loan Program)
       (Collateralized: FHLMC, FNMA
       and GNMA)                         5.00        9/1/37   2,500,000                       2,500,000      2,547,225                            2,547,225
Missouri Housing Development
       Commission, SFMR
       (Homeownership Loan Program)
       (Collateralized: FNMA and GNMA)   6.30        9/1/25     105,000                         105,000        105,999                              105,999
Saint Louis,
       Parking Revenue (Insured; MBIA)   5.00      12/15/31   5,000,000                       5,000,000      5,287,400                            5,287,400
New Jersey--6.4%
New Jersey Economic Development
       Authority, Revenue (Insured;
       AMBAC)                            5.25       6/15/15   4,990,000 b,c                   4,990,000      5,291,995                            5,291,995
New Jersey Economic Development
       Authority, Revenue (Insured;
       AMBAC)                            5.25       6/15/16   4,990,000 b,c                   4,990,000      5,291,995                            5,291,995
New Jersey Economic Development
       Authority, Revenue (School
       Facilities-Construction 2001)
       (Insured; AMBAC)                  5.25       6/15/11      10,000 a                        10,000         10,605                               10,605
New Jersey Economic Development
       Authority, Revenue (School
       Facilities-Construction 2001)
       (Insured; AMBAC)                  5.25       6/15/11      10,000 a                        10,000         10,605                               10,605
New Jersey Turnpike Authority,
       Turnpike Revenue (Insured;
       MBIA)                             5.50        1/1/10   6,000,000 a                     6,000,000      6,278,820                            6,278,820
New Jersey Turnpike Authority,
       Turnpike Revenue (Insured;
       MBIA)                             6.00        1/1/11  12,700,000 b,c                  12,700,000     13,704,253                           13,704,253
Tobacco Settlement Financing
       Corporation of New Jersey,
       Tobacco Settlement
       Asset-Backed Bonds                7.00        6/1/13   5,135,000 a                     5,135,000      6,036,911                            6,036,911
Tobacco Settlement Financing
       Corporation of New Jersey,
       Tobacco Settlement
       Asset-Backed Bonds                0.00        6/1/41  18,500,000                      18,500,000      2,833,090                            2,833,090
Tobacco Settlement Financing
       Corporation of New Jersey,
       Tobacco Settlement
       Asset-Backed Bonds                5.00        6/1/41   5,000,000                       5,000,000      4,930,500                            4,930,500
New Mexico--1.0%
Farmington,
       PCR (Public Service Company of
       New Mexico San Juan Project)      6.38        4/1/22   1,430,000                       1,430,000      1,461,431                            1,461,431
Jicarilla Apache Nation,
       Revenue                           5.50        9/1/23   5,000,000                       5,000,000      5,395,000                            5,395,000
New York--5.8%
New York City Industrial
       Development Agency, Special
       Facility Revenue (American
       Airlines, Inc. John F. Kennedy
       International Airport Project)    7.13        8/1/11   9,000,000                       9,000,000      9,506,070                            9,506,070
New York City Industrial
       Development Agency, Special
       Facility Revenue (American
       Airlines, Inc. John F. Kennedy
       International Airport Project)    8.00        8/1/28   3,000,000                       3,000,000      3,724,380                            3,724,380
New York City Municipal Water
       Finance Authority, Water and
       Sewer System Revenue              6.00       6/15/10   3,085,000 a                     3,085,000      3,327,049                            3,327,049
New York Liberty Development
       Corporation, Revenue (Goldman
       Sachs Headquarters Issue)         5.25       10/1/35  11,500,000                      11,500,000     13,188,775                           13,188,775
New York State Dormitory
       Authority, Revenue (New York
       University) (Insured; MBIA)       6.00        7/1/17   3,500,000                       3,500,000      4,131,295                            4,131,295
New York State Dormitory
       Authority, Revenue (Rochester
       Institute of Technology)
       (Insured; AMBAC)                  5.25        7/1/24   3,345,000                       3,345,000      3,570,520                            3,570,520
New York State Dormitory
       Authority, Revenue (State
       University Educational
       Facilities)                       7.50       5/15/13   2,500,000                       2,500,000      2,978,750                            2,978,750
North Carolina--1.9%
North Carolina Eastern Municipal
       Power Agency, Power System
       Revenue                           7.00        1/1/13   3,500,000                       3,500,000      3,866,065                            3,866,065
North Carolina Eastern Municipal
       Power Agency, Power System
       Revenue (Insured; ACA)            6.75        1/1/26   5,000,000                       5,000,000      5,382,900                            5,382,900
North Carolina Medical Care
       Commission, Revenue (North
       Carolina Housing Foundation,
       Inc.) (Insured; ACA)              6.45       8/15/20   1,000,000                       1,000,000      1,085,800                            1,085,800
North Carolina Medical Care
       Commission, Revenue (North
       Carolina Housing Foundation,
       Inc.) (Insured; ACA)              6.63       8/15/30   2,565,000                       2,565,000      2,784,821                            2,784,821
Ohio--5.6%
Cleveland-Cuyahoga County Port
       Authority, Senior Special
       Assessment/Tax Increment
       Revenue (University Heights -
       Public Parking Garage Project)    7.35      12/1/31    3,000,000                       3,000,000      3,307,530                            3,307,530
Columbus City School District,
       School Facilities Construction
       and Improvement (Insured; FSA)    5.00      12/1/14    5,000,000 a                     5,000,000      5,408,150                            5,408,150
Columbus City School District,
       School Facilities Construction
       and Improvement (Insured; FSA)    4.25      12/1/32    5,330,000                       5,330,000      5,179,854                            5,179,854
Cuyahoga County,
       Hospital Facilities Revenue
       (UHHS/CSAHS-Cuyahoga, Inc. and
       CSAHS/UHHS-Canton, Inc.
       Project)                          7.50        1/1/30   7,000,000                       7,000,000      7,672,910                            7,672,910
Cuyahoga County,
       Hospital Improvement Revenue
       (The Metrohealth Systems
       Project)                          6.15       2/15/09   3,115,000 a                     3,115,000      3,275,921                            3,275,921
Hamilton County,
       Sales Tax Refunding and
       Improvement Bonds (Insured;
       AMBAC)                            0.00       12/1/25  14,865,000                      14,865,000      6,644,060                            6,644,060
Ohio Water Development Authority,
       PCR (The Cleveland Electric
       Illuminating Company Project)
       (Insured; ACA)                    6.10        8/1/20   7,300,000                       7,300,000      7,475,492                            7,475,492
Oklahoma--1.7%
McGee Creek Authority,
       Water Revenue (Insured; MBIA)     6.00        1/1/13   8,025,000                       8,025,000      8,539,563                            8,539,563
Oklahoma Development Finance
       Authority, Student Housing
       Revenue (Seminole State
       College Project)                  5.13        9/1/36   3,000,000                       3,000,000      3,101,010                            3,101,010
Oregon--.5%
Portland,
       Sewer System Revenue (Insured;
       FGIC)                             5.75        8/1/10   3,500,000 a                     3,500,000      3,722,390                            3,722,390
Pennsylvania--1.4%
Butler County Industrial
       Development Authority, Health
       Care Facilities Revenue (Saint
       John Lutheran Care Center
       Project) (Collateralized; GNMA)   5.85       4/20/36   4,210,000                       4,210,000      4,516,025                            4,516,025
Lehman Municipal Trust Receipts
       (Pennsylvania Economic
       Development Financing
       Authority)                        6.00        6/1/31   5,000,000 b,c                   5,000,000      5,194,375                            5,194,375
South Carolina--3.0%
Greenville County School District,
       Installment Purchase Revenue
       (Building Equity Sooner for
       Tomorrow)                         5.50       12/1/12  10,900,000 a,b,c                10,900,000     11,938,607                           11,938,607
Greenville Hospital System,
       Hospital Facilities Revenue
       (Insured; AMBAC)                  5.50        5/1/26   4,385,000                       4,385,000      4,675,199                            4,675,199
Securing Assets for Education,
       Installment Purchase Revenue
       (Berkeley County School
       District Project)                 5.13       12/1/30   4,000,000                       4,000,000      4,243,960                            4,243,960
Tennessee--2.5%
Johnson City Health and
       Educational Facilities Board,
       Hospital First Mortgage
       Revenue (Mountain States
       Health Alliance)                  5.50        7/1/31   8,355,000                       8,355,000      8,940,853                            8,940,853
Memphis Center City Revenue
       Finance Corporation, Sports
       Facility Revenue (Memphis
       Redbirds Baseball Foundation
       Project)                          6.50        9/1/28   8,000,000                       8,000,000      8,012,240                            8,012,240
Shelby County Health, Educational
       and Housing Facility Board,
       MFHR (Cameron at Kirby Parkway
       and Stonegate Apartments)         7.25        7/1/23   2,685,000 d                     2,685,000        731,367                              731,367
Texas--4.1%
Alliance Airport Authority Inc.,
       Special Facilities Revenue
       (American Airlines, Inc.
       Project)                          5.25       12/1/29   3,000,000                       3,000,000      2,919,390                            2,919,390
Austin Convention Enterprises
       Inc., Convention Center Hotel
       First Tier Revenue                6.70        1/1/11   5,000,000 a                     5,000,000      5,501,850                            5,501,850
Cities of Dallas and Fort Worth,
       Dallas/Fort Worth
       International Airport,
       Facility Improvement
       Corporation Revenue (American
       Airlines, Inc.)                   7.25       11/1/30   4,505,000                       4,505,000      4,510,811                            4,510,811
Cities of Dallas and Fort Worth,
       Dallas/Fort Worth
       International Airport,
       Facility Improvement
       Corporation Revenue (American
       Airlines, Inc.)                   6.38        5/1/35   4,785,000                       4,785,000      4,956,973                            4,956,973
Cities of Dallas and Fort Worth,
       Dallas/Fort Worth
       International Airport, Joint
       Revenue (Insured; FSA)            5.50       11/1/21   3,000,000                       3,000,000      3,249,180                            3,249,180
Texas Turnpike Authority,
       Central Texas Turnpike System
       Revenue (Insured; AMBAC)          5.75       8/15/38   3,500,000                       3,500,000      3,801,455                            3,801,455
Wichita Falls,
       Water and Sewer Revenue
       (Insured; AMBAC)                  5.38        8/1/11   3,000,000 a                     3,000,000      3,195,270                            3,195,270
Washington--1.9%
Washington Public Power Supply
       System, Revenue (Nuclear
       Project Number 3) (Insured;
       MBIA)                             7.13        7/1/16  10,425,000                      10,425,000     12,972,453                           12,972,453
West Virginia--.8%
West Virginia,
       GO State Road (Insured; MBIA)     5.75        6/1/10   2,500,000 a                     2,500,000      2,671,550                            2,671,550
West Virginia Hospital Finance
       Authority, HR (Charleston Area
       Medical Center, Inc.)             6.00        9/1/10   2,440,000 a                     2,440,000      2,624,513                            2,624,513
Wisconsin--3.8%
Badger Tobacco Asset
       Securitization Corporation,
       Tobacco Settlement
       Asset-Backed Bonds                6.13        6/1/27   4,745,000                       4,745,000     5,086,925                             5,086,925
Badger Tobacco Asset
       Securitization Corporation,
       Tobacco Settlement
       Asset-Backed Bonds                7.00        6/1/28  13,350,000                      13,350,000     15,023,155                           15,023,155
Wisconsin Health and Educational
       Facilities Authority, Revenue
       (Aurora Health Care, Inc.)        6.40       4/15/33   5,500,000                       5,500,000      6,097,960                            6,097,960
Wyoming--.4%
Wyoming Student Loan Corporation,
       Student Loan Revenue              6.25        6/1/29   2,500,000                       2,500,000      2,637,275                            2,637,275
U.S. Related--5.4%
Children's Trust Fund of Puerto
       Rico, Tobacco Settlement
       Asset-Backed Bonds                0.00       5/15/50  10,400,000                      10,400,000        731,120                              731,120
Children's Trust Fund of Puerto
       Rico, Tobacco Settlement
       Asset-Backed Bonds                0.00       5/15/55  10,000,000                      10,000,000        373,900                              373,900
Puerto Rico Commonwealth
       (Insured; MBIA)                   5.65        7/1/15   4,000,000                       4,000,000      4,459,680                            4,459,680
Puerto Rico Commonwealth,
       Public Improvement                5.25        7/1/30                 1,000,000         1,000,000                        1,075,620          1,075,620
Puerto Rico Commonwealth,
       Public Improvement (Insured;
       MBIA)                             5.25        7/1/13   6,000,000                       6,000,000      6,510,180                            6,510,180
Puerto Rico Electric Power
       Authority, Power Revenue
       (Insured; MBIA)                   5.00        7/1/32   5,500,000                       5,500,000      5,786,990                            5,786,990
Puerto Rico Highways and
       Transportation Authority,
       Highway Revenue (Insured; FSA)    5.25        7/1/36  10,000,000                      10,000,000     11,708,900                           11,708,900
Puerto Rico Highways and
       Transportation Authority,
       Transportation Revenue
       (Insured; AMBAC)                  5.25        7/1/38   6,000,000                       6,000,000      7,083,180                            7,083,180
Total Long-Term Investments (cost
$582,507,530 and
$78,229,306 respectively)                                                                                  611,637,674        81,507,521        693,145,195
Short-Term Municipal Investment--.1%

Florida;
Broward County Health Facilities
       Authority, Revenue, Refunding
       (John Knox Village of Florida,
       Inc. Project) (Insured; Radian
       Bank and Liquidity Facility;
       SunTrust Bank)
       (cost $500,000)                   4.04        5/1/07                   500,000 e         500,000                          500,000            500,000

Total Investments--100.0% (cost
$582,507,530 and
$78,729,306 respectively)                                                                                  611,637,674        82,007,521        693,645,195

a   These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to $91,527,164 or 13.2% of total investments.
c   Collateral for floating rate borrowings.
d   Non-income producing security; interest payments in default.
e   Securities payable on demand. Variable interest rate--subject to periodic change.

Summary of Abbreviations

ACA                 American Capital Access                              AGC                ACE Guaranty Corporation

AGIC                Asset Guaranty Insurance Company                     AMBAC              American Municipal Bond Assurance Corporation

ARRN                Adjustable Rate Receipt Notes                        BAN                Bond Anticipation Notes

BIGI                Bond Investors Guaranty Insurance                    BPA                Bond Purchase Agreement

CGIC                Capital Guaranty Insurance Company                   CIC                Continental Insurance Company

CIFG                CDC Ixis Financial Guaranty                          CMAC               Capital Market Assurance Corporation

COP                 Certificate of Participation                         CP                 Commercial Paper

EDR                 Economic Development Revenue                         EIR                Environmental Improvement Revenue

FGIC                Financial Guaranty Insurance Company                 FHA                Federal Housing Administration

FHLB                Federal Home Loan Bank                               FHLMC              Federal Home Loan Mortgage Corporation

FNMA                Federal National Mortgage Association                FSA                Financial Security Assurance

GAN                 Grant Anticipation Notes                             GIC                Guaranteed Investment Contract

GNMA                Government National Mortgage Association             GO                 General Obligation

HR                  Hospital Revenue                                     IDB                Industrial Development Board

IDC                 Industrial Development Corporation                   IDR                Industrial Development Revenue

LOC                 Letter of Credit                                     LOR                Limited Obligation Revenue

LR                  Lease Revenue                                        MBIA               Municipal Bond Investors Assurance Insurance Corporation

MFHR                Multi-Family Housing Revenue                         MFMR               Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue                            PILOT              Payment in Lieu of Taxes

RAC                 Revenue Anticipation Certificates                    RAN                Revenue Anticipation Notes

RAW                 Revenue Anticipation Warrants                        RRR                Resources Recovery Revenue

SAAN                State Aid Anticipation Notes                         SBPA               Standby Bond Purchase Agreement

SFHR                Single Family Housing Revenue                        SFMR               Single Family Mortgage Revenue

SONYMA              State of New York Mortgage Agency                    SWDR               Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes                               TAW                Tax Anticipation Warrants

TRAN                Tax and Revenue Anticipation Notes                   XLCA               XL Capital Assurance

                                                                                         Dreyfus      Dreyfus Premier
                                                                                         Premier      State Municipal
                                                                                      Municipal Bond     Bond Fund
                                                                                          Fund         Florida Series
                                                                                   -------------------------------------
                                                                                               Value (%)†

Summary of Combined Ratings (Unaudited)
Fitch                           Moody's                 Standard & Poor's
------------------------------------------------------------------------------------------------------------------------
 AAA                              Aaa                            AAA                       44.8              80.4
  AA                               Aa                             AA                       13.6               7.4
   A                                A                              A                       12.6
 BBB                              Baa                            BBB                       15.7               4.9
  BB                               Ba                             BB                         .1
   B                                B                              B                        3.8
 CCC                              Caa                            CCC                        2.9
  F1                          MIG1/P1                         SP1/A1                                           .6
Not Rated f                 Not Rated f                      Not Rated f                    6.5               6.7
                                                                                     ---------------------------------
                                                                                          100.0             100.0
†  Based on total investments.

f  Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

Pro Forma Statement of Assets and Liabilities

April 30, 2007 (Unaudited)
                                                                                                                                      Dreyfus Premier
                                                                                                                                          Municipal
                                                                               Dreyfus          Dreyfus Premier                           Bond Fund
                                                                               Premier           State Municipal                          Pro Forma
                                                                              Municipal            Bond Fund,                              Combined
                                                                              Bond Fund          Florida Series       Adjustments         (Note 1)
                                                                          -----------------      ---------------      ------------      --------------

ASSETS:                  Investments in securities, at value -
                           See Statement of Investments*                     $ 611,637,674         $  82,007,521                       $   693,645,195
                         Cash                                                      451,213               343,160                               794,373
                         Interest receivable                                    10,317,164             1,074,191                            11,391,355
                         Receivable for investment securities sold              21,366,128                  -                               21,366,128
                         Receivable for shares of Beneficial Interest
                           subscribed                                               55,982                16,359                                72,341
                         Prepaid expenses                                           29,570                 6,576                                36,146
                                                                             -------------         -------------       -------------    --------------
                           Total Assets                                        643,857,731            83,447,807                           727,305,538
                                                                             -------------         -------------       -------------    --------------

LIABILITIES:             Due to The Dreyfus Corporation and affiliates             427,023                67,376                               494,399
                         Payable for floating rate notes issued                 38,345,000                   -               -              38,345,000
                         Payable for investment securities purchased            19,392,201                   -                              19,392,201
                         Interest and related expenses payable                    507,866                                                      507,866
                         Payable for shares of Beneficial Interest redeemed       324,708                 54,305                               379,013
                         Accrued expenses                                         106,170                 36,036              60,000(a)        202,206
                                                                             -------------         -------------       -------------    --------------
                           Total Liabilities                                   59,102,968                157,717              60,000        59,320,685
                                                                             -------------         -------------       -------------    --------------

NET ASSETS                                                                  $ 584,754,763         $   83,290,090       $     (60,000)  $   667,984,853
                                                                             =============         =============       =============    ==============

COMPOSITION OF
 NET ASSETS:             Paid-in capital                                     $ 617,476,690          $ 80,274,020                       $   697,750,710
                         Accumulated undistributed investment income - net        -                       -                  (60,000)(a)       (60,000)
                         Accumulated net realized gain (loss)
                           on investments                                      (61,852,070)             (262,145)                          (62,114,215)

                         Accumulated net unrealized appreciation
                           (depreciation) on investments                        29,130,143             3,278,215                            32,408,358
                                                                             -------------         -------------       -------------    --------------

NET ASSETS                                                                   $ 584,754,763        $   83,290,090       $     (60,000)  $   667,984,853
                                                                             =============         =============       =============    ==============

Class A Shares
(unlimited number of
$.001 par value shares
authorized)
  Net Assets                                                                 $ 256,046,853         $  74,780,246             (54,600)(a)   330,772,499
  Shares outstanding                                                            19,542,639             5,250,967             456,203        25,249,809
  Net asset value, and redemption
  price per share                                                            $       13.10         $       14.24                        $        13.10
                                                                             =============         =============                        ==============

 Maximum offering price per share (net asset value
  plus maximum sales charge)                                                 $       13.72         $       14.91                        $        13.72
                                                                             =============         =============                        ==============

Class B Shares
(unlimited number of
$.001 par value shares
authorized)
 Net Assets                                                                  $  11,799,091         $   5,411,534              (3,000)(a)    17,207,625
 Shares outstanding                                                                900,098               380,106              32,811         1,313,015
 Net asset value, offering price and redemption
 price per share                                                             $       13.11         $       14.24                        $        13.11
                                                                             =============         =============                        ==============

Class C Shares
(unlimited number of
$.001 par value shares
authorized)
 Net Assets                                                                  $  10,274,421         $  3,098,310               (2,400)(a)    13,370,331
 Shares outstanding                                                                782,998              217,576               18,872         1,019,446
 Net asset value, offering price and redemption
 price per share                                                             $       13.12         $      14.24                         $        13.12
                                                                             =============         =============                        ==============

Class Z Shares
(unlimited number of
$.001 par value shares
authorized)
 Net Assets                                                                  $ 306,634,398         $      -                                306,634,398
 Shares outstanding                                                             23,402,494                -                        -        23,402,494
 Net asset value, offering price and redemption
 price per share                                                             $       13.10         $      -                             $        13.10
                                                                             =============         =============                        ==============

* Investments in securities, at cost                                         $ 582,507,530         $ 78,729,306                         $  661,236,836
                                                                                                                                        ==============

(a) Includes expenses incurred as a result of the merger.

                                                                         See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended April 30, 2007 (Unaudited)
                                                                                                                            Dreyfus Premier
                                                                                                                               Municipal
                                                                       Dreyfus         Dreyfus Premier                         Bond Fund
                                                                       Premier         State Municipal                         Pro Forma
                                                                     Municipal Bond      Bond Fund,                            Combined
                                                                        Fund           Florida Series         Adjustments      (Note 1)
                                                                    -----------------   ---------------       -----------   --------------
INVESTMENT INCOME:

Interest Income                                                       $ 32,652,645         $4,373,157                         $ 37,025,802

Expenses:
            Management fee                                            $  3,276,242         $  485,206        $       -        $  3,761,448
            Shareholder servicing costs                                  1,689,278            269,046                -           1,958,324
            Interest and related expenses                                1,462,457               -                               1,462,457
            Distribution fees                                              143,464             60,232                -             203,696
            Custodian fees                                                  79,090             14,870           (4,000)(a)          89,960
            Registration fees                                               64,342             22,157          (18,000)(a)          68,499
            Professional fees                                               63,039             28,107          (20,000)(a)          71,146
            Prospectus and shareholders' reports                            47,019             10,333           (3,000)(a)          54,352
            Trustees' fees and expenses                                      8,243              2,505           (1,500)(a)           9,248
            Loan commitment fees                                             2,256                450                -               2,706
            Miscellaneous                                                   45,783             19,663           (8,500)(a)          56,946
                                                                      ------------        ------------       ------------      ------------
                 Total Expenses                                          6,881,213            912,569          (55,000)          7,738,782
                                                                      ------------        ------------       ------------      ------------

            Less-reduction in management fee due to
            undertaking                                                      -                   -                     -                -

            Less-reduction in custody fees
                due to earnings credits                                    (20,550)           (11,728)                             (32,278)

                 Net Expenses                                            6,860,663            900,841            (55,000)        7,706,504
                                                                      ------------        ------------       ------------      ------------

NET INVESTMENT INCOME                                                   25,791,982          3,472,316             55,000        29,319,298
                                                                      ------------        ------------       ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

    Net realized gain (loss) on investments and option transactions   $  7,287,689        $   364,146                          $ 7,651,835
    Net realized gain (loss) on financial futures                          (20,913)                                            $   (20,913)
    Net Realized Gain (Loss)                                          $  7,266,776        $   364,146                          $ 7,630,922
    Net unrealized appreciation (depreciation) on investments            1,640,847            954,032                            2,594,879
                                                                      ------------        ------------       ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   8,907,623          1,318,178                           10,225,801
                                                                      ------------        ------------       ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                  $ 34,699,605        $ 4,790,494        $   55,000        $39,545,099
                                                                      ============        ============       ============      ============

(a)  Reflects the anticipated savings as a result of the Merger.

                                                                           See notes to pro forma financial statements.

Dreyfus Premier Municipal Bond Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

          At a meeting of the Board held on July 24, 2007, the Board of Trustees of Dreyfus Premier Municipal Bond Fund (the “Acquiring Fund”) and Dreyfus Premier State Municipal Bond Fund, on behalf of the Florida Series (the "Fund"), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class B and Class C shares of the Acquiring Fund, equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund shares then will be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Funds. Fund shareholders will receive shares of the corresponding class of shares of the Acquiring Fund in the Exchange.

          The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at April 30, 2007. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended April 30, 2007. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are April 30 for the Acquiring Fund and Fund.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2007. The proforma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by the funds.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

          Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective fund’s Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3 — Capital Shares:

          The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Funds at April 30, 2007 by Class A, Class B and Class C shares net asset value per share of the Acquiring Fund on April 30, 2007.

NOTE 4 — Pro Forma Operating Expenses:

          The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on May 1, 2006. The funds will bear the expense of the merger.

NOTE 5 — Federal Income Taxes:

          Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

          The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.